UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PRE 14C INFORMATION

Information Statement Pursuant to section 14(c) of

The Securities Exchange Act of 1934

Datet: August 24, 2025

Check the appropriate box:

☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)) ECO BRIGHT FUTURE, INC. (Exact name of registrant as specified in its charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ECO BRIGHT FUTURE, INC.

World Trade Center El Salvador Calle El Mirador 87

Ave Norte San Salvador, El Salvador 00000

NOTICE OF ACTION BY WRITTEN CONSENT

OF A MAJORITY OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Preliminary Information Statement (the “Information Statement”) is being filed with the Securities and Exchange Commission (the “Commission” or “SEC”) and will be mailed, on or about September 1, 2025, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the record holders as of August 28, 2025 (the “Stockholders”), of the common stock, par value $.001 per share (the “Common Stock”), of Eco Bright Future, Inc., a Wyoming corporation (the “Company”). This Information Statement is circulated to advise the Stockholders of an action already approved and taken without a meeting by written consent of the holders of a majority of the Company’s outstanding voting common stock (the “Majority Stockholder(s)”).

The action to be effective twenty (20) days after the mailing of the Definitive Information Statement, pending approval by the Financial Industry Regulatory Authority (“FINRA”), is as follows:

1. Ratification of the change in the name of the Company to “Universal Token, Inc.” (the “Name Change”).

The Name Change has been duly authorized and approved by the written consent of the holders of a majority of the Company’s issued and outstanding voting securities. Your vote or consent is not requested or required. This Information Statement is provided solely for your information, as no notice is required for the action authorized by written consent.

Since this Information Statement is first being distributed to security holders on or about September 1, 2025, the corporate action described herein may be effective on or after September 21, 2025, pending FINRA’s approval. Please review this Information Statement for a complete description of this matter.

THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT.

By Order of the Board of Directors,

/s/ Alexander Borodich
Alexander Borodich
Chairman of the Board of Directors of
Eco Bright Future, Inc.

ECO BRIGHT FUTURE, INC.

INFORMATION STATEMENT

SEPTEMBER 1, 2025

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

General Information

On August 21, 2025, the Board of Directors of the Company approved the Name Change, subject to Stockholder approval. The Majority Stockholder(s), holding 86.87% of the Company’s outstanding voting securities, approved the Name Change by written consent in lieu of a meeting on August 21, 2025. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change.

The Name Change may become effective twenty (20) days after this Definitive Information Statement is filed and distributed to Stockholders of Record and is subject to FINRA approval.

Purpose of this Information Statement

This Information Statement is being furnished to you pursuant to the requirements of the Exchange Act to notify you of certain corporate actions taken by the Majority Stockholders pursuant to written consent. The Board of Directors has determined that the Name Change to “Universal Token, Inc.” better reflects the Company’s strategic direction and business operations, particularly its focus on the Company’s gold tokenization platform and related blockchain technology initiatives. The Board believes that the new name will more accurately represent the Company’s identity and enhance its market presence.

Amended Articles of Incorporation

The Board of Directors will file an amendment to the Company’s Articles of Incorporation with the State of Wyoming immediately and the name change will be pending the Company receiving FINRA’s approval of the Name Change to effect the name change. The amendment will revise the Company’s name from “Eco Bright Future, Inc.” to “Universal Token, Inc.” No other changes to the Articles of Incorporation are proposed in connection with this action.

Effect of the Name Change

The Name Change will not affect the rights of the Company’s Stockholders. The Company’s Common Stock will continue to trade under its existing ticker symbol, “EBFI”, until FINRA approves a new trading symbol, which will be communicated to Stockholders in a subsequent announcement. The Name Change will not alter the number of authorized or outstanding shares of Common Stock, nor will it affect the par value of the shares.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, information statements, and other information, including annual and quarterly reports on Form 10-K and 10-Q, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains reports, information statements, and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. Any director or officer of the Company since the commencement of the last completed financial year;

2. Any proposed nominee for election as a director of the Company; and
3. Any associate or affiliate of any of the foregoing persons.

To our knowledge, no director has advised that they intend to oppose the Name Change as described herein.

OUTSTANDING VOTING SECURITIES

As of June 30, 2025, the Company’s authorized capital stock consists of 700,000,000 shares of Common Stock, par value $.001 per share, of which 101,435,000 shares are issued and outstanding. The Majority Stockholder(s), holding 86.87% of the voting power, have provided written consent to the Name Change.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 25, 2025, certain information with respect to the beneficial ownership of shares of our Common Stock by: (i) each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of Common Stock, (ii) each director or nominee for director of our Company, (iii) each of the executive officers, and (iv) our directors and executive officers as a group. Unless otherwise indicated, the address of each shareholder is c/o our Company at our principal office address:

Name of Beneficial Owner	Number of Common Shares	Percent of Class	Number of Preferred Series A shares	Percent of class
Alexander Borodich	55,195,000	54.41%	10,000,000	100%
George Athanasiadis	19,800,000	19.51%	0	0
Tomaz Strgar	0	0	0	0

DISTRIBUTION OF INFORMATION STATEMENT

To reduce the expenses of delivering multiple materials to our Stockholders, we are taking advantage of householding rules that permit us to deliver only one Information Statement to Stockholders who share the same address unless otherwise requested. If you share an address with another Stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials, or, if you are receiving multiple copies, you may request that we only send one set of materials, by writing to us at Eco Bright Future, Inc., World Trade Center El Salvador Calle El Mirador 87 Ave. Norte , San Salvador, El Salvador 00000